INCOME TAXES (Schedule of Principal Components of Deferred Income Tax Assets and Liabilities) (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Accrued expenses	$ 6,254	$ 0
Tax losses	3,234,651	3,482,010
Others	55,282	0
Total gross deferred tax assets	3,296,187	3,482,010
Valuation allowance on deferred tax assets	(3,236,889)	(3,334,464)
Net deferred tax assets	$ 59,298	$ 147,546